SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2011

PAR TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer incorporation or Identification Number)

PAR Technology Park 8383 Seneca Turnpike New Hartford, NY	13413-4991
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Not Applicable
 (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a)
The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the  purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b)
On April 27, 2011, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending March 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

99.1	Press Release dated April 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: April 27, 2011	/s/Ronald J. Casciano
Ronald J. Casciano
Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 27, 2011.

Exhibit 99.1	Press Release dated April 27, 2011.

FOR RELEASE:	NEW HARTFORD, NY, April 27, 2011
CONTACT:	Christopher R. Byrnes (315) 738-0600 ext. 226
cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION

REPORTS FIRST QUARTER RESULTS-

NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PAR)

New Hartford, NY – (April 27, 2011) – PAR Technology Corporation (NYSE:PAR) today announced results from operations for the first quarter ended March 31, 2011.

PAR reported first quarter revenues of $55.8 million, a 4% decline over the $58.1 million reported in the same period a year ago.  Reported net income for the first quarter was $404,000, a decrease from the net income of $582,000 in the first quarter of 2010. The Company reported diluted earnings per share of $0.03 for the first quarter of 2011, compared to diluted earnings per share of $0.04 for the first quarter of last year.

Revenue for the quarter was in line with the Company’s expectations.  However, service revenues in the hospitality segment continue to be negatively impacted from the ongoing systems upgrade initiative with PAR’s largest customer, McDonald’s and their utilization of outside system integrators for the accelerated deployment of in-store technology systems.  Offsetting that decrease somewhat, the Company continued to realize gains in product revenue in the hospitality and logistics management segments of our business, growing nearly 8% in the quarter.  For the rest of 2011, the Company expects improved profitability based on increased software revenues, operating efficiencies and operating income improvement from all business segments.

Statements in this release or by the Company’s spokespersons from time to time may contain forward-looking statements.  Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company’s products, risks of downturns in economic conditions generally, and in the quick service sector of the hospitality technology market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years.  Today the Company's extensive offerings include technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR’s global service network.  The Company has over 50,000 installations in more than 105 countries worldwide.  PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and various federal agencies.  Through PAR Logistics Management Systems, the Company is a provider of best of breed integrated solutions for shipping asset management and tracking.  PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PAR.  For more information visit the Company’s website at www.partech.com.

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PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
 (in thousands, except share amounts)
(unaudited)

	March 31,	December 31,
	2011	2010
Assets Current assets:
Cash and cash equivalents	$4,349	$6,781
Accounts receivable-net	41,346	43,517
Inventories-net	39,044	38,707
Income tax refunds	312	152
Deferred income taxes	6,358	5,719
Other current assets	4,016	3,067
Total current assets	95,425	97,943
Property, plant and equipment - net	5,759	5,796
Deferred income taxes	202	1,079
Goodwill	27,146	26,954
Intangible assets - net	12,784	10,389
Other assets	2,196	2,124
Total Assets	$143,512	$144,285
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$1,788	$1,711
Borrowings under lines of credit	4,850	−
Accounts payable	16,960	19,902
Accrued salaries and benefits	6,978	9,055
Accrued expenses	2,734	2,843
Customer deposits	1,227	2,286
Deferred service revenue	16,050	16,260
Total current liabilities	50,587	52,057
Long-term debt	2,258	2,744
Other long-term liabilities	2,811	2,725
Shareholders’ Equity:
Preferred stock, $.02 par value,
1,000,000 shares authorized	−	−
Common stock, $.02 par value,
29,000,000 shares authorized;
16,756,768 and 16,746,618 shares issued;
15,049,484 and 15,039,334 outstanding	335	335
Capital in excess of par value	42,315	42,264
Retained earnings	51,009	50,605
Accumulated other comprehensive income (loss)	29	(613)
Treasury stock, at cost, 1,707,284 shares	(5,832)	(5,832)
Total shareholders’ equity	87,856	86,759
Total Liabilities and Shareholders’ Equity	$143,512	$144,285

PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	For the three months ended March 31,
	2011	2010
Net revenues:
Product	$22,884	$21,251
Service	16,141	19,239
Contract	16,822	17,629
	55,847	58,119
Costs of sales:
Product	14,081	14,385
Service	11,042	13,048
Contract	15,809	16,595
	40,932	44,028
Gross margin	14,915	14,091
Operating expenses:
Selling, general and administrative	9,908	9,540
Research and development	4,140	3,445
Amortization of identifiable intangible assets	205	234
	14,253	13,219

Operating income	662	872
Other income, net	28	141
Interest expense	(48)	(71)
Income before provision for income taxes	642	942
Provision for income taxes	(238)	(360)
Net income	$404	$582
Earnings per share
Basic	$.03	$.04
Diluted	$.03	$.04
Weighted average shares outstanding
Basic	14,924	14,702
Diluted	15,058	14,958